EXHIBIT 1.1

                              CHASE ISSUANCE TRUST

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                           (Transferor and Servicer)

                             UNDERWRITING AGREEMENT
                                (Standard Terms)



                                                                [Date]


[Name],
as an Underwriter and as Representative
of the Underwriters named in the Terms Agreement
[Address]

Ladies and Gentlemen:

         Chase Issuance Trust, a Delaware statutory trust (the "Issuer"), and Chase Manhattan Bank USA, National Association (the "Bank"), as originator (in such capacity, the "Originator") and beneficiary (in such capacity, the "Beneficiary") of the Issuer, propose to sell the notes of the series, classes and tranches designated in the applicable Terms Agreement (as hereinafter defined) (the "Notes"). The Notes will be issued pursuant to the Amended and Restated Master Indenture, as supplemented by the Amended and Restated Asset Pool One Supplement and the Amended and Restated CHASEseries Indenture Supplement, each dated as of October 15, 2004, and a Terms Document having the date stated in the applicable Terms Agreement (as so supplemented and as otherwise modified or amended from time to time, the "Indenture"), between the Issuer and Wells Fargo Bank, National Association, as trustee (in such capacity, the "Indenture Trustee"). The Issuer will be operated pursuant to a Second Amended and Restated Trust Agreement, dated as of October 15, 2004 (the "Trust Agreement"), between the Bank, as Beneficiary, and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). The Notes will be secured pursuant to the Amended and Restated Asset Pool One Supplement, dated as of October 15, 2004 (the "Asset Pool Supplement"), between the Issuer and Wells Fargo Bank, National Association, as collateral agent (the "Collateral Agent"), by certain assets of the Issuer, including the FUSA Collateral Certificate, the Chase Collateral Certificate, the FUSA Receivables and the Chase Receivables (the FUSA Receivables and the Chase Receivables are collectively referred to herein as the "Receivables"), as discussed below (the "Collateral").

         The Bank transfers credit card receivables to the First USA Credit Card Master Trust (the "First USA Credit Card Master Trust") pursuant to an Amended and

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Restated Pooling and Servicing Agreement, dated as of March 28, 2002 (as may be further amended from time to time, the "FUSA Pooling and Servicing Agreement"), as supplemented by the applicable Series Supplement (the "FUSA Series Supplement"; references herein to the FUSA Pooling and Servicing Agreement shall mean, unless otherwise specified, the FUSA Pooling and Servicing Agreement as supplemented by the FUSA Series Supplement), having the date stated in the applicable Terms Agreement, among the Bank, as transferor (in such capacity, the "FUSA Transferor") and as servicer (in such capacity, the "FUSA Servicer"), and The Bank of New York (Delaware), as trustee (in such capacity, the "First USA Master Trust Trustee").

         The assets of the First USA Credit Card Master Trust include, among other things, receivables ("FUSA Receivables") arising under certain revolving credit card accounts (the "FUSA Accounts"). Pursuant to the FUSA Pooling and Servicing Agreement and the Amended and Restated Transfer and Servicing Agreement, between the Bank, as FUSA Transferor, FUSA Servicer and FUSA Administrator, and the Issuer, dated as of October 15, 2004 (the "Transfer and Servicing Agreement"), the Bank has caused the First USA Credit Card Master Trust to issue to the Issuer a collateral certificate (the "FUSA Collateral Certificate"). The FUSA Collateral Certificate is an investor certificate under the FUSA Pooling and Servicing Agreement that represents undivided interests in certain assets of the First USA Credit Card Master Trust.

         The Bank transfers credit card receivables to the Chase Credit Card Master Trust (the "Chase Credit Card Master Trust") pursuant to a Fourth Amended and Restated Pooling and Servicing Agreement, dated as of October 15, 2004 (as may be further amended from time to time, the "Chase Pooling and Servicing Agreement"), as supplemented by the applicable Series Supplement (the "Chase Series Supplement"; references herein to the Chase Pooling and Servicing Agreement shall mean, unless otherwise specified, the Chase Pooling and Servicing Agreement as supplemented by the Chase Series Supplement), having the date stated in the applicable Terms Agreement, among the Bank, as transferor (in such capacity, the "Chase Transferor") and as servicer (in such capacity, the "Chase Servicer"), and The Bank of New York, as trustee (in such capacity, the "Chase Master Trust Trustee").

         The assets of the Chase Credit Card Master Trust include, among other things, Chase Receivables arising under certain Chase Accounts. Pursuant to the Chase Pooling and Servicing Agreement and the Transfer and Servicing Agreement, the Bank has caused the Chase Credit Card Master Trust to issue to the Issuer a collateral certificate (the "Chase Collateral Certificate"). The Chase Collateral Certificate is an investor certificate under the Chase Pooling and Servicing Agreement that represents undivided interests in certain assets of the Chase Credit Card Master Trust. Upon execution of the Transfer and Servicing Agreement, the Bank shall transfer the Chase Receivables to the Issuer.

         The Notes designated in the applicable Terms Agreement will be sold in a public offering by the Issuer through [NAME], as the representative of the underwriters listed on Schedule I to the applicable Terms Agreement (any underwriter through which


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Notes are sold shall be referred to herein as an "Underwriter" or, collectively, all such Underwriters may be referred to as the "Underwriters;" each representative thereof may be referred to herein together as "Representative," which, if the context herein does require, shall include [NAME] in its capacity as Underwriter of any Notes or as Representative). Notes sold to the Underwriters for which [NAME] is the Representative shall be sold pursuant to a Terms Agreement by and between the Bank, the Trust and the Representative, a form of which is attached hereto as Exhibit A (a "Terms Agreement"), which incorporates by reference this Underwriting Agreement (the "Agreement," which may include the applicable Terms Agreement if the context so requires). Any Notes sold pursuant to any Terms Agreement may include the benefits of a reserve account, letter of credit, surety bond, cash collateral account, cash collateral guaranty, collateral interest, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap, spread account or other contract or agreement for the benefit of the Noteholders of such Series ("Credit Enhancement"). The term "applicable Terms Agreement" means the Terms Agreement dated the date hereof. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Indenture, the FUSA Pooling and Servicing Agreement or the Chase Pooling and Servicing Agreement. Unless otherwise stated herein or in the applicable Terms Agreement, as the context otherwise requires or if such term is otherwise defined in the Indenture, the FUSA Pooling and Servicing Agreement or the Chase Pooling and Servicing Agreement, each capitalized term used or defined herein or in the applicable Terms Agreement shall relate only to the Notes designated in the applicable Terms Agreement and no other Series, Class or Tranche of Notes issued by the Issuer.

         The Bank has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a shelf registration statement on Form S-3 (having the registration number stated in the applicable Terms Agreement), including a form of prospectus, relating to the Notes, the FUSA Collateral Certificate and the Chase Collateral Certificate. The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of the applicable Terms Agreement, the most recent such amendment has been declared effective by the Commission. Such registration statement, as amended at the time of effectiveness, including all material incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is referred to in this Agreement as the "Registration Statement." The Bank proposes to file with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the Act a supplement (the "Prospectus Supplement") to the prospectus included in the Registration Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b) is hereinafter referred to as the "Basic Prospectus") relating to the Notes and the method of distribution thereof. The Basic Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, is hereinafter referred to as the "Prospectus."

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

         Upon the execution of the applicable Terms Agreement, the Bank agrees with the Underwriters as follows:

1. Subject to the terms and conditions herein set forth and in the applicable Terms Agreement, the Bank agrees to cause the Issuer to sell and deliver the Notes to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Issuer the respective principal amount of the Notes set forth opposite such Underwriter's name in the applicable Terms Agreement. The Notes are to be purchased by the Underwriters at the purchase price(s) set forth in such Terms Agreement.

2. The Bank understands that the Underwriters intend (i) to make a public offering of their respective portions of the Notes as soon after the Registration Statement and this Agreement and the applicable Terms Agreement have become effective as in the judgment of the Representative is advisable and (ii) initially to offer the Notes upon the terms set forth in the Prospectus.

3. Unless otherwise provided in the applicable Terms Agreement, payment for the Notes shall be made to the Bank or to its order by wire transfer of same day funds at 10:00 A.M., New York City time, on the Closing Date (as hereinafter defined), or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Bank may agree upon in writing. The time and date of such payment for the Notes are referred to herein as the "Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

                  Unless otherwise provided in the applicable Terms Agreement, payment for the Notes shall be made against delivery to the Representative for the respective accounts of the several Underwriters of the Notes registered in the name of Cede & Co. as nominee of The Depository Trust Company and in such denominations as the Representative shall request in writing not later than two full Business Days prior to the Closing Date, with any transfer taxes payable in connection with the transfer to the Underwriters of the Notes duly paid by the Bank. The Notes will be made available for inspection and packaging by the Representative at the office of [Skadden, Arps, Slate, Meagher & Flom LLP] not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

4. Upon the execution of the applicable Terms Agreement, the Bank represents and warrants to each Underwriter that:

         (a) The Registration Statement on Form S-3 (having the registration number stated in the applicable Terms Agreement), including the Prospectus and

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               such amendments thereto as may have been required on the date of the applicable Terms Agreement, relating to the Notes, has been filed with the Commission and such Registration Statement as amended has become effective. The conditions to the use of a shelf registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Bank and the Registration Statement;

         (b) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Bank, threatened by the Commission, and on the effective date of the Registration Statement, the Registration Statement and the Prospectus conformed in all respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules and Regulations"), and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of the applicable Terms Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) such documents will conform in all respects to the requirements of the Act and the Rules and Regulations, and on the Closing Date the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include on the date of the applicable Terms Agreement and on the Closing Date any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Bank in writing by such Underwriter through the Representative expressly for use therein;

         (c) As of the Closing Date, the representations and warranties of the Bank, as Transferor and Servicer, in the FUSA Pooling and Servicing Agreement, the Chase Pooling and Servicing Agreement and the Transfer and Servicing Agreement will be true and correct in all material respects;

         (d) The Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and to execute, deliver and perform this Agreement and the applicable Terms Agreement and to authorize the sale of the Notes, and to consummate the transactions contemplated by this Agreement and the applicable Terms Agreement and to consummate the transactions contemplated by this Agreement and the applicable Terns Agreement and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under


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               the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Bank and its subsidiaries, taken as a whole;

         (e) (i) The FUSA Collateral Certificate has been duly authorized, and when executed, issued and delivered pursuant to the FUSA Pooling and Servicing Agreement, duly authenticated by the First USA Master Trust Trustee and delivered by the Bank, as Beneficiary, to the Owner Trustee on behalf of the Issuer pursuant to the Trust Agreement, will be duly and validly executed, authenticated, issued and delivered and entitled to the benefits provided by the FUSA Pooling and Servicing Agreement. Each increase in the Invested Amount of the FUSA Collateral Certificate will have been authorized and effected in accordance with the FUSA Pooling and Servicing Agreement; each of the FUSA Pooling and Servicing Agreement, this Agreement and the applicable Terms Agreement have been duly authorized by the Bank, and, when executed and delivered by the Bank, as Transferor and Servicer, and the First USA Master Trust Trustee (in the case of the FUSA Pooling and Servicing Agreement), each of the FUSA Pooling and Servicing Agreement, this Agreement and the applicable Terms Agreement will constitute a valid and binding agreement of the Bank; and the FUSA Collateral Certificate and the FUSA Pooling and Servicing Agreement conform to the descriptions thereof in the Prospectus in all material respects; and (ii) the Chase Collateral Certificate has been duly authorized, and when executed, issued and delivered pursuant to the Chase Pooling and Servicing Agreement, duly authenticated by the Chase Master Trust Trustee and delivered by the Bank to the Issuer pursuant to the Transfer and Servicing Agreement, will be duly and validly executed, authenticated, issued and delivered and entitled to the benefits provided by the Chase Pooling and Servicing Agreement. Each increase in the Invested Amount of the Chase Collateral Certificate will have been authorized and effected in accordance with the Chase Pooling and Servicing Agreement; each of the Chase Pooling and Servicing Agreement, this Agreement and the applicable Terms Agreement have been duly authorized by the Bank, and, when executed and delivered by the Bank, as Transferor and Servicer, and the Chase Master Trust Trustee (in the case of the Chase Pooling and Servicing Agreement), each of the Chase Pooling and Servicing Agreement, this Agreement and the applicable Terms Agreement will constitute a valid and binding agreement of the Bank; and the Chase Collateral Certificate and the Chase Pooling and Servicing Agreement conform to the descriptions thereof in the Prospectus in all material respects;

         (f) No consent, approval, authorization or order of, or filing with, any court or governmental agency or governmental body is required to be obtained or made by the Bank for the consummation of the transactions contemplated by this Agreement, the applicable Terms Agreement, the FUSA Pooling


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               and Servicing Agreement or the Chase Pooling and Servicing
               Agreement, except such as have been obtained and made under the Act, such as may be required under state securities laws and the filing of any financing statements required to perfect the First USA Credit Card Master Trust's or the Chase Credit Card Master Trust's interest in the Receivables or the Indenture Trustee's or Collateral Agent's interest in the Collateral;

         (g) The Bank is not in violation of its organizational documents nor in default in its performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which would have a material adverse effect on the transactions contemplated herein or in the FUSA Pooling and Servicing Agreement or the Chase Pooling and Servicing Agreement;

         (h) The execution, delivery and performance of this Agreement, the applicable Terms Agreement, the FUSA Pooling and Servicing Agreement and the Chase Pooling and Servicing Agreement and compliance with the terms and provisions thereof will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Bank, or any of its properties or any agreement or instrument to which the Bank is a party or by which the Bank is bound or to which any of the properties of the Bank is subject, or the organizational documents of the Bank and the Bank has full power and authority to enter into this Agreement, the applicable Terms Agreement, the FUSA Pooling and Servicing Agreement and the Chase Pooling and Servicing Agreement;

         (i) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Bank, threatened to which any of the Bank or its subsidiaries is or may be a party or to which any property of the Bank or its subsidiaries is or may be the subject which, if determined adversely to the Bank, could individually or in the aggregate reasonably be expected to have a material adverse effect on (i) the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Bank and its subsidiaries, as applicable, taken as a whole or (ii) the interests of the holders of the Notes; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Basic Prospectus which are not filed or described as required;

         (j) This Agreement has been duly authorized, executed and delivered by the Bank and when executed and delivered by the Bank, each of this Agreement and the applicable Terms Agreement will constitute a valid and binding agreement of the Bank.

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5.       Upon the execution of the applicable Terms Agreement, the
         Issuer represents and warrants to each Underwriter that:

         (a) The Registration Statement on Form S-3 (having the registration number stated in the applicable Terms Agreement), including the Prospectus and such amendments thereto as may have been required on the date of the applicable Terms Agreement, relating to the Notes, has been filed with the Commission and such Registration Statement as amended has become effective. The conditions to the use of a shelf registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Issuer and the Registration Statement;

         (b) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Issuer, threatened by the Commission, and on the effective date of the Registration Statement, the Registration Statement and the Prospectus conformed in all respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules and Regulations"), and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of the applicable Terms Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) such documents will conform in all respects to the requirements of the Act and the Rules and Regulations, and on the Closing Date the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include on the date of the applicable Terms Agreement and on the Closing Date any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer in writing by such Underwriter through the Representative expressly for use therein;

         (c) As of the Closing Date, the representations and warranties of the Issuer in the Indenture will be true and correct in all material respects;

         (d) The Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus and to execute, deliver and perform the Indenture, and to authorize the issuance of the Notes, and to consummate the transactions contemplated by the Indenture;

         (e) As of the Closing Date, the Notes have been duly authorized, and, when executed, issued and delivered pursuant to the Indenture, duly authenticated by the Indenture Trustee and paid for by the Underwriters in accordance with this Agreement and the applicable Terms Agreement, will be duly and validly executed, authenticated, issued and delivered and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Issuer and, when executed and delivered by the Issuer and the Indenture Trustee (in the case of the Indenture), each of the Indenture, this Agreement and the applicable Terms Agreement will constitute a valid and binding agreement of the Issuer; and the Notes and the Indenture conform to the descriptions thereof in the Prospectus in all material respects;

         (f) No consent, approval, authorization or order of, or filing with, any court or governmental agency or governmental body is required to be obtained or made by the Issuer for the consummation of the transactions contemplated by this Agreement, the applicable Terms Agreement or the Indenture, except such as have been obtained and made under the Act, such as may be required under state securities laws and the filing of any financing statements required to perfect the First USA Credit Card Master Trust's or the Chase Credit Card Master Trust's interest in the Receivables or the Collateral Agent's interest in the Collateral;

         (g) The Issuer is not in violation of its organizational documents or in default in its respective performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which would have a material adverse effect on the transactions contemplated herein or in the Indenture. The execution, delivery and performance of this Agreement, the applicable Terms Agreement, the Indenture and the issuance and delivery of the FUSA Collateral Certificate, the Chase Collateral Certificate and the Notes and compliance with the terms and provisions thereof will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Issuer or any of its properties or any agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the properties of the Issuer is subject, or the organizational documents of the Issuer; and the Issuer has full power and authority to authorize, issue and sell the Notes as contemplated by this Agreement, the applicable Terms Agreement and the Indenture and to enter into the Indenture;

         (h) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Issuer, threatened to which any of the Issuer or its subsidiaries is or may be a party or to which any property of the Issuer or its subsidiaries is or may be the subject which, if determined adversely to the Issuer, could individually or in the aggregate reasonably be expected to have a material adverse effect on (i) the general affairs, business, prospects, management, financial position, equity or results of operations of the Issuer and its subsidiaries, taken as a whole, and the interests of the holders of the Notes, or (ii) the interests of the holders of the Notes; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Basic Prospectus which are not filed or described as required; and

         (i) This Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Issuer and when executed and delivered by the Issuer, each of this Agreement and the applicable Terms Agreement will constitute a valid and binding agreement of the Issuer.

6. Upon the execution of the applicable Terms Agreement, the Bank and the Issuer, jointly and severally covenant and agree with the several Underwriters that:

         (a) Immediately following the execution of this Agreement, the Bank and the Issuer will prepare a Prospectus Supplement setting forth the amount of Notes covered thereby and the terms thereof not otherwise specified in the Basic Prospectus, the price at which such Notes are to be purchased by the Underwriters, the initial public offering price, the selling concessions and allowances and such other information as the Bank and the Issuer deem appropriate. The Bank and the Issuer will transmit the Prospectus including such Prospectus Supplement to the Commission pursuant to Rule 424(b) by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b).

         (b) The Issuer will, at the request of the Representative, deliver (or the Bank will cause the Issuer to deliver), at the expense of the Bank, to the Representative, two signed copies of the Registration Statement and each amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement and each amendment thereto, in each case without exhibits and, during the period mentioned in Section 6(e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request.

         (c) Before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, the Bank or the Issuer will furnish to the Representative a copy of the proposed amendment or supplement.

         (d) The Bank and the Issuer will advise the Representative promptly, and will confirm such advice in writing, (i) when any amendment to the

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

               Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Bank or the Issuer of any notification with respect to any suspension of the qualification of the Notes for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

         (e) The Bank will, if during such period of time after the first date of the public offering of the Notes as in the opinion of counsel for the Underwriters a Prospectus relating to the Notes is required by law to be delivered in connection with sales by an Underwriter or dealer, (i) any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or (ii) it is necessary to amend or supplement the Prospectus to comply with the law, forthwith prepare and furnish, at the expense of the Bank, to the Underwriters and to the dealers (whose names and addresses the Representative will furnish to the Bank and the Issuer) to which Notes may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon request, a copy of such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with the law.

         (f) The Issuer will endeavor to qualify (or the Bank will cause the Issuer to qualify) the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualification in effect so long as reasonably required for distribution of the Notes and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Notes for investment under the laws of such jurisdictions as the Representative may designate; provided, however, that neither the Bank nor the Issuer shall be obligated to qualify to do business in any jurisdiction in which it is not currently so qualified; and provided further that neither the Bank nor the Issuer shall be required to file a general consent to service of process in any jurisdiction.

         (g) On or before December 31 of the year following the year in which the Closing Date occurs, the Bank will cause the Issuer to make generally available to Noteholders and to the Representative as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Issuer occurring after the effective date of the Registration Statement, which shall satisfy the provisions of
               Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder.

         (h) Upon written request by the Representative, so long as any of the Notes are outstanding, the Issuer or the Bank will furnish to the Representative copies of all reports or other communications (financial or other) furnished to holders of the Notes and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange.

         (i) Upon written request by the Representative, the Bank, as Servicer, will furnish to the Representative copies of each certificate and the annual statements of compliance delivered to the First USA Master Trust Trustee pursuant to Article III of the FUSA Pooling and Servicing Agreement and to the Chase Master Trust Trustee pursuant to Article III of the Chase Pooling and Servicing Agreement, and the annual independent certified public accountant's servicing reports furnished to the First USA Master Trust Trustee pursuant to Article III of the FUSA Pooling and Servicing Agreement and to the Chase Master Trust Trustee pursuant to Article III of the Chase Pooling and Servicing Agreement, by first-class mail promptly after such request and following delivery of such statements and reports to the First USA Master Trust Trustee and Chase Master Trust Trustee, as applicable.

         (j) During the period beginning on the date hereof and continuing to and including the Closing Date, neither the Bank nor the Issuer will offer, sell, contract to sell or otherwise dispose of any credit card backed securities with the same term and other characteristics identical to the Notes without the prior written consent of the Representative.

         (k) The Indenture will be qualified pursuant to the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

         (l) To the extent, if any, that the rating provided with respect to the Notes by the rating agency or rating agencies rating the Notes (each, a "Note Rating Agency") is conditional upon the furnishing of documents or the taking of any other reasonable action by the Bank or the Issuer agreed upon on or prior to the Closing Date, the Bank or the Issuer, as applicable, shall furnish such documents and take any such other reasonable action.

7. The Bank will pay all costs and expenses incident to the performance of its obligations and the obligations of the Issuer under this Agreement and the applicable Terms Agreement, including, without limiting the generality of the foregoing, (i) all costs and expenses incident to the preparation, issuance, execution, authentication and delivery of the Notes, (ii) all costs and expenses incident to the preparation, printing and filing under the Act or the Exchange Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) all costs and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Notes under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and their disbursements), (iv) all costs and expenses related to any filing with the National Association of Securities Dealers, Inc., (v) all costs and expenses in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the applicable Terms Agreement, the FUSA Pooling and Servicing Agreement, the Chase Pooling and Servicing Agreement, the Indenture and any Blue Sky Memorandum and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus as herein provided, (vi) the reasonable fees and disbursements of the Bank's counsel and accountants, (vii) the reasonable fees and disbursements of the accountants and (viii) all costs and expenses payable to each Note Rating Agency in connection with the rating of the Notes, except that the Underwriters agree to reimburse the Bank for an amount, if any, specified in the applicable Terms Agreement on the Closing Date for application toward such expenses. It is understood that, except as specifically provided in Sections 7, 9, 10 and 13 of this Agreement, the Underwriters will pay all of their own fees, costs and expenses (including the fees and disbursements of its counsel), transfer taxes and any advertising expenses in connection with sales or offers from the Underwriters to third parties.

8. The several obligations of the Underwriters hereunder are subject to the performance by the Bank and the Issuer of their respective obligations hereunder and under the applicable Terms Agreement and to the following additional conditions:

         (a) On the Closing Date, the Representative shall have received a letter, dated the Closing Date, of PricewaterhouseCoopers LLP, Certified Public Accountants (or such other independent accountants as shall be named in the applicable Terms Agreement) confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that the engagement to apply agreed-upon procedures was performed in accordance with the standards established by the American Institute of Certified Public Accountants, and substantially in the form heretofore agreed and otherwise in form and in substance satisfactory to its counsel.

         (b) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 6(a) of this Agreement; and, as of the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the knowledge of the Bank or the Issuer, threatened by the Commission; and all requests for additional information from the Commission with respect to the Registration Statement shall have been complied with to the satisfaction of the Representative.

         (c) The representations and warranties of the Bank and the Issuer contained herein are true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, and each of the Bank and the Issuer shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder and, as applicable, under the applicable Terms Agreement at or prior to the Closing Date.

         (d) The Representative shall have received an opinion of Simpson Thacher & Bartlett LLP, special counsel for the Bank and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, with respect to general corporate matters, the validity of the Notes, the Registration Statement, the Prospectus Supplement and the Prospectus, the effectiveness of such Registration Statement and the information contained in each of the Registration Statement, the Prospectus Supplement and the Prospectus.

               Simpson Thacher & Bartlett LLP, special counsel for the Bank and the Issuer, shall also state that they have participated in conferences with representatives of the Bank and its accountants, the Underwriters and counsel to the Underwriters concerning the Registration Statement and the Prospectus and have considered the matters required to be stated therein and the matters stated therein, although they are not independently verifying the accuracy, completeness or fairness of such statements and based upon and subject to the foregoing, nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement (excluding any exhibits filed therewith), at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the Closing Date, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment in this paragraph with respect to the financial statements, supporting schedules and other financial or statistical information contained in the Registration Statement or the Prospectus).

         (e) The Representative shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Bank, the Issuer and the Underwriters, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, with respect to general corporate matters, the validity of the Notes, the Registration Statement, the Prospectus Supplement and the Prospectus and the effectiveness of such Registration Statement and the information contained in each of the Registration Statement, the Prospectus Supplement and the Prospectus.

         (f) The Representative shall have received an opinion or opinions of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Bank and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, with respect to certain matters relating to the transfer of the Receivables to the First USA Credit Card Master Trust [and the Chase Credit Card Master Trust], the perfection of the First USA Credit Card Master Trust's [and the Chase Credit Card Master Trust's] interest in the Receivables, the transfer of the FUSA Collateral Certificate, the Chase Collateral Certificate and the Receivables from the Bank to the Issuer and the perfection of the Issuer's interest in the FUSA Collateral Certificate and the Chase Collateral Certificate, and the pledge of the FUSA Collateral Certificate and the Chase Collateral Certificate and the Receivables by the Issuer to the Collateral Agent and the perfection of the Collateral Agent's interest in the FUSA Collateral Certificate, the Chase Collateral Certificate and the Receivables.

         (g) The Representative shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Bank and the Issuer, such opinion or opinions, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, with respect to the applicability of certain provisions of the Federal Deposit Insurance Act, as amended by the Financial Institutions, Reform, Recovery and Enforcement Act of 1989 with respect to the effect of receivership on the Bank's security interest in the Receivables and the Issuer's and the Indenture Trustee's security interest in the Receivables, the FUSA Collateral Certificate and the Chase Collateral Certificate, and with respect to other related matters in a form previously approved by the Representative and its counsel. In addition, the Representative shall have received a reliance letter with respect to any opinion that the Bank is required to deliver to the Note Rating Agency.

         (h) The Representative shall have received an opinion of Simpson Thacher & Bartlett LLP, special tax counsel for the Bank and the Issuer, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, that (i) the Notes will be characterized as debt for Federal income tax purposes; (ii) the Issuer will not be, and the issuance of the Notes will not cause any master trust to be, classified as an association, or publicly traded partnership, taxable as a corporation for Federal income tax purposes; and
               (iii) the statements in the Prospectus under "Federal Income Tax Consequences," insofar as such statements constitute a summary of the U.S. legal matters or documents referred to therein, fairly present such legal matters or documents.

         (i) The Representative shall have received an opinion of Maguire Woods, counsel to the First USA Master Trust Trustee, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, with respect to general corporate matters relating to the First USA Master Trust Trustee

         (j) The Representative shall have received an opinion of Emmet, Marvin & Martin, LLP, counsel to the Chase Master Trust Trustee, subject to customary qualifications, assumptions, limitations and exceptions, dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, with respect to general corporate matters relating to the Chase Master Trust Trustee.

         (k) The Representative shall have received an opinion of Richards, Layton & Finger, counsel to the Owner Trustee, subject to customary qualifications, assumptions, limitations and exceptions dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, with respect to general corporate matters relating to the Owner Trustee.

         (l) The Representative shall have received an opinion of Richards, Layton & Finger, special Delaware counsel to the Issuer, subject to customary qualifications, assumptions, limitations and exceptions dated the Closing Date, in form and substance satisfactory to the Representative and its counsel, with respect to certain matters relating to the Issuer and the establishment thereof.

         (m) The Representative shall have received an opinion of internal legal counsel to Wells Fargo Bank, National Association, subject to customary qualifications, assumptions, limitations and exceptions dated the Closing Date, in form and substance reasonably satisfactory to the Representative and its counsel, with respect to general corporate matters.

         (n) In addition, the Representative shall have received a reliance letter with respect to any opinion that the Bank is required to deliver to the Note Rating Agency.

         (o) The Representative shall have received a certificate, dated the Closing Date, of a Vice President or more senior officer of the Bank in which such officer, to his or her knowledge after due inquiry, shall state that the representations and warranties of the Bank in this Agreement are true and correct in all material respects on and as of the Closing Date, that the Bank has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that the representations and warranties of the Bank, as Transferor in the FUSA Pooling and Servicing Agreement and Chase Pooling and Servicing Agreement are true and correct in all material respects as of the dates specified in the FUSA Pooling and Servicing Agreement or Chase Pooling and Servicing Agreement, as applicable, that the Registration Statement has become effective, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission and that, subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Bank's credit card business except as set forth in or contemplated by the Prospectus or as described in such certificate.

         (p) The Representative shall have received a certificate, dated the Closing Date, of an authorized representative of the Issuer in which such representative, to his or her knowledge after due inquiry, shall state that the representations and warranties of the Issuer in this Agreement are true and correct in all material respects on and as of the Closing Date, that the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the applicable Terms Agreement at or prior to the Closing Date, that the representations and warranties of the Issuer in the Indenture are true and correct in all material respects as of the dates specified in the Indenture, that the Registration Statement has become effective, that no stop order suspending the effectiveness of the Registration Statement have been issued and no proceedings for that purpose have been issued or are threatened by the Commission and that, subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Issuer's business except as set forth in or contemplated by the Prospectus or as described in such certificate.

         (q) The Representative shall have received evidence satisfactory to them that the Notes shall be rated in accordance with the applicable Terms Agreement by each Note Rating Agency.

               The Bank will furnish the Representative, or cause it to be furnished with, such number of conformed copies of such opinions, certificates, letters and documents as they reasonably requests.

9.       (a)      The Bank and the Issuer, jointly and severally, agree to
                  indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of
                  Section 15 of the Act and under Section 20 of the Exchange
                  Act against any and all losses, claims, damages or liabilities to which they may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, or in any revision or amendment thereof or supplement thereto or any related preliminary prospectus, or arise out of or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expense reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action;
                  provided, however, that none of the Bank or the Issuer will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Bank or the Issuer by any Underwriter specifically for use therein or any revision or amendment thereof or supplement thereto. The foregoing indemnity with respect to any untrue statement or omission in any preliminary prospectus or prospectus supplement shall not inure to the benefit of any Underwriter
                  (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Notes if a copy of the Prospectus (as then amended or supplemented if the Bank or the Issuer shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Notes to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability provided that the Bank or the Issuer shall have identified to such Underwriter in writing such defect prior to the delivery of such written confirmation by such Underwriter to such person.

         (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Bank, its directors, each of its officers who signed the Registration Statement, the Issuer and each person, if any, who controls the Bank or the Issuer within the meaning of Section 15 of the Act and under
                  Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities to which they may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statements or omissions, or alleged untrue statements of any material fact or omissions, made in the Registration Statement, the Prospectus, or in any revision or amendment thereof or supplement thereto or any related preliminary prospectus or prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Bank or the Issuer by such Underwriter through the Representative expressly for use in the Registration Statement or such preliminary prospectus or the Prospectus, or any revision or amendment thereof or supplement thereto and agrees to reimburse such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability or action as such expenses are incurred.

         (c) Each indemnified party shall give prompt written notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement; provided, that the indemnifying party is not materially prejudiced by such failure to notify. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

10. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 9(a) is for any reason held to be unavailable other than in accordance with its terms, the Bank and the Issuer and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Bank and the Issuer and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount and commissions bear to the initial public offering price appearing thereon and the Bank and the Issuer are jointly and severally responsible for the balance. Notwithstanding the provisions of this
         Section 10, each Underwriter shall not be required to contribute any amount in excess of the underwriting discount or commission applicable to the Notes purchased by it hereunder. The Bank and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of any of the equitable considerations referred to above in this Section 10. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of
         Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Bank, each officer of the Bank who signed the Registration Statement, and each person, if any, who controls the Bank within the meaning of Section 15 of the Act shall have the same rights to contribution as the Bank.

11. Notwithstanding anything herein contained, this Agreement and the applicable Terms Agreement may be terminated in the absolute discretion of the Representative, by notice given to the Bank, if after the execution and delivery of this Agreement and the applicable Terms Agreement and prior to the Closing Date there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Owner Trust, the First USA Credit Card Master Trust, the Chase Credit Card Master Trust or the Bank which, in the judgment of the Representative, materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes; (ii) any suspension or limitation on trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers National Market system, or any setting of minimum prices for trading on such exchange or market system; (iii) any suspension of trading of any securities of JPMorgan Chase & Co. on any exchange or in the over-the-counter market which materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes; (iv) any banking moratorium declared by Federal, Delaware or New York authorities; or (v) any outbreak or escalation of major hostilities or armed conflict, any declaration of war by Congress, or any other substantial national or international calamity or emergency if, in the judgment of the Representative, the effect of any such outbreak, escalation, declaration, calamity, or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Notes.

12. If any Underwriter defaults in its obligations to purchase Notes hereunder and the aggregate principal amount of the Notes that such defaulting Underwriter agreed but failed to purchase does not exceed 10% of the total principal amount of such Notes, the Representative may make arrangements satisfactory to the Bank for the purchase of such Notes by other persons, including the non-defaulting Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated, in proportion to their commitments hereunder, to purchase the Notes that such defaulting Underwriter agreed but failed to purchase. If any Underwriter so defaults and the aggregate principal amount of the Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of such Notes and arrangements satisfactory to the Representative and the Bank for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Bank, except as provided in Section 7 of this Agreement. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Bank shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

13. If for any reason other than as set forth in Section 12 of this Agreement the purchase of the Notes by the Underwriters is not consummated, the Bank shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 7 of this Agreement and the respective obligations of the Bank, the Issuer, and the Underwriters pursuant to Sections 9 and 10 of this Agreement shall remain in effect. If the purchase of the Notes by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clauses (ii), (iv) or (v) of
         Section 11 of this Agreement, the Bank will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Notes.

14. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to [NAME] at [270 Park Avenue, Floor 10, New York, New York 10017], Attention: [Olivier Levitte], or to such other address as the Representative may designate in writing to the Bank. Notices to the Bank shall be given to it at 201 North Walnut Street, Wilmington, Delaware 19801, Attention: David Penkrot, Senior Vice President, telephone: (302) 282-7450, telecopier: (302) 282-6605, with a copy to JPMorgan Chase & Co., 1 Bank One Plaza, Mail Suite IL1-0460, Chicago, Illinois 60670, Attention: Stephen R. Etherington, Senior Vice President Structured Finance, telephone: (312) 732-1893, telecopier:
         (312) 732-3366.

15.      (a)      Except as specifically set forth in the applicable Terms
                  Agreement, each Underwriter, severally, represents and warrants to the Bank and the Issuer that it has not and will not use any information that constitutes "Computational
                  Materials," as defined in the Commission's No-Action Letter, dated May 20, 1994, addressed to Kidder, Peabody Acceptance
                  Corporation I, Kidder, Peabody & Co. Incorporated and Kidder
                  Structured Asset Corporation (as made generally applicable to registrants, issuers and underwriters by the Commission's response to the request of the Public Securities Association dated May 27, 1994), with respect to the offering of the Notes.

         (b) Except as specifically set forth in the applicable Terms Agreement, each Underwriter, severally, represents and warrants to the Bank and the Issuer that it has not and will not use any information that constitutes "ABS Term Sheets," as defined in the Commission's No-Action Letter, dated February 13, 1995, addressed to the Public Securities Association, with respect to the offering of the Notes.

16. Each Underwriter, severally, represents that it will not, at any time that such Underwriter is acting as an "underwriter" (as defined in Section 2(11) of the Act) with respect to the Notes, transfer, deposit or otherwise convey any Notes into a trust or other type of special purpose vehicle that is sponsored by such Underwriter or an Affiliate of such Underwriter and that issues securities or other instruments backed in whole or in part by, or that represents interests in, such Notes without the prior written consent of the Bank.

17. This Agreement shall become effective upon execution and delivery of the applicable Terms Agreement.

18. This Agreement shall inure to the benefit of and be binding upon the Bank, the Issuer, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

19. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Bank, the Issuer and the Underwriters in accordance with its terms.


                               Very truly yours,

                               CHASE MANHATTAN BANK USA, NATIONAL
                               ASSOCIATION, as Transferor and as Servicer


                               By: ______________________
                                   Name:
                                   Title:


                               BANK ONE ISSUANCE TRUST

                               By:  CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely
                                    as Beneficiary on behalf of the Issuer


                               By: ______________________
                                   Name:
                                   Title:


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

[NAME],
as Underwriter and as Representative
of the Underwriters named in
Schedule I to the Terms Agreement


By: _____________________________
    Name:
    Title:

                                   EXHIBIT A
                              CHASE ISSUANCE TRUST
                                  SERIES ____
                               ASSET BACKED NOTES
                                TERMS AGREEMENT

                                                                  Dated:

To:      CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

Re:      Underwriting Agreement dated _____________

Series Designation: ____________


Underwriters:
-------------

         The Underwriters named on Schedule I attached hereto are the "Underwriters" for the purpose of this Agreement and for the purposes of the above referenced Underwriting Agreement as such Underwriting Agreement is incorporated herein and made a part hereof.

Terms of the Notes:
-------------------


       Initial
      Principal                   Interest                        Price to
       Amount                  Rate or Formula                     Public
----------------------      ----------------------         ---------------------

[Class    ]

[Class    ]

[Class    ]

Interest Payment Dates: _______________, _______________,
----------------------
______________ and  _______________, commencing _____________ __, _____.

Note Ratings[s]:
---------------

Indenture:
---------

Indenture Supplement:
--------------------

Pooling and Servicing Agreement:
-------------------------------

Series Supplement:
-----------------

Purchase Price:
--------------

         The purchase price payable by the Underwriters for the Notes covered by this Agreement will be the following percentage of the principal amounts to be issued:

                  [Per Class [  ] Notes __________%]
                  [Per Class [  ] Notes __________%]
                  [Per Class [  ] Notes __________%]

Registration Statement:
----------------------

Underwriting Commissions, Concessions and Discounts:
---------------------------------------------------

         The Underwriters' discounts and commissions, the concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the principal amount of the Notes, shall be as follows:


     Underwriting
     Discounts and                      Selling
      Concessions                     Concessions              Reallowance
-----------------------------      ------------------      --------------------
     [Class ] ___%                       ___%                          ___%
     [Class ] ___%                       ___%                          ___%
     [Class ] ___%                       ___%                          ___%

[Reimbursement of Expenses:
--------------------------

         The Underwriters shall reimburse the Bank for an amount not to exceed $__________ for application towards expenses.]

         Closing Date: Pursuant to Rule 15c6-1(d) under the Securities Exchange Act of 1934, as amended, the Underwriters, the Bank and the Issuer hereby agree that the Closing Date shall be __________ __, _____, __________ a.m., New York Time.

Location of Closing:
-------------------

Payment for the Notes:
---------------------

Opinion Modifications:
---------------------

         The Underwriters agree, severally and not jointly, subject to the terms and provisions of the above referenced Underwriting Agreement which is incorporated herein in its entirety and made a part hereof, to purchase the respective principal amounts of the above referenced Series of Notes set forth opposite their names on Schedule I hereto.

         _____________________
         As Representative of the
         Underwriters named in
         Schedule I hereto


By:      ___________________________
         Name:
         Title:


Accepted:

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION



By:      ____________________________
         Name:
         Title:

CHASE ISSUANCE TRUST
By:      CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
         not in its individual capacity but solely as
         Beneficiary on behalf of the Issuer


By:      ____________________________
         Name:
         Title:

                                   SCHEDULE I

                                  UNDERWRITERS

$____________________ Principal Amount of Series ___ [___%] [Floating Rate] Asset Backed Notes, [Class ]

$____________________ Principal Amount of Series ___ [___%] [Floating Rate] Asset Backed Notes, [Class ]

$____________________ Principal Amount of Series ___ [___%] [Floating Rate] Asset Backed Notes, [Class ]


                                                             Principal Amount
                                                             ----------------
[Names of Underwriters]                                      $

                                                              ______________
                                                             $______________